Exhibit 10.2

VOTING AND LOCK-UP AGREEMENT

THIS VOTING AND LOCK-UP AGREEMENT, dated as of December 1, 2007 (this “Agreement”), is by and among VIVENDI S.A., a societe anonyme organized under the laws of France (“Vivendi”), ACTIVISION, INC., a Delaware corporation (“Activision”), and MR. BRIAN G. KELLY, an individual (“Management Stockholder”).

RECITALS

WHEREAS, concurrently with the execution of this Agreement, Vivendi, VGAC LLC, a limited liability company organized under the laws of the State of Delaware, Vivendi Games, Inc., a Delaware corporation and wholly owned subsidiary of Vivendi (“Games”), Activision and Sego Merger Corporation, a Delaware corporation and wholly owned subsidiary of Activision (“Merger Sub”), are entering into a Business Combination Agreement, dated as of the date hereof (the “Combination Agreement”), which provides for, among other things, the combination of the respective businesses of Activision and Games upon the terms and subject to the conditions set forth therein;

WHEREAS, Management Stockholder is the record holder of such number of outstanding shares, par value $0.000001 per share, of Activision (“Activision Common Stock”) as is listed on Schedule 1 attached hereto (the “Current Shares”);

WHEREAS, as a condition to its willingness to enter into the Combination Agreement, Vivendi has required that Management Stockholder execute and deliver this Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the parties agree as follows:

1. Definitions.

(a)           For purpose of this Agreement, the following terms shall have the meanings set forth below:

“Applicable Securities” means, with respect to any Registration Statement, the Registrable Securities identified in the Demand Notice or Piggyback Notice relating to such Registration Statement, and any Registrable Securities which any other Electing Holder is entitled to, and requests, be included in such registration statement within 20 days after receiving such notice.

“Commission” means the Securities and Exchange Commission.

“Demand Registration” means a registration under the Securities Act of an offer and sale of Registrable Securities effected pursuant to Section 6.1 hereof.

“Demand Registration Statement” means a registration statement filed under the Securities Act by Activision pursuant to the provisions of Section 6.1 hereof, including the Prospectus contained therein, any amendments and supplements to such registration statement, including post-effective amendments, and all exhibits and all material incorporated by reference in such registration statement.

“Effectiveness Period” means, with respect to any Registration Statement, the period during which such Registration Statement is effective.

“Electing Holder” means, with respect to any Registration, each stockholder that is entitled and elects to sell Registrable Securities pursuant to such Registration.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“NASD” means the National Association of Securities Dealers, Inc.

“NASD Rules” means the Rules of the NASD, as amended from time to time.

“Person” means any individual, corporation (including not-for-profit), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, Governmental Entity or other entity of any kind or nature.

“Piggyback Demand Registration” means a registration under the Securities Act of an offer and sale of Registrable Securities effected pursuant to Section 6.2 hereof.

“Prospectus” means the prospectus (including, without limitation, any preliminary prospectus, any final prospectus and any prospectus that discloses information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A under the Act) included in a Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Applicable Securities covered by a Registration Statement and by all other amendments and supplements to such prospectus, including all material incorporated by reference in such prospectus and all documents filed after the date of such prospectus by Activision under the Exchange Act and incorporated by reference therein.

“Registrable Securities” means any Common Stock or other securities acquired by Management Stockholder from Activision other than any such securities that are Unrestricted Securities.

“Registration” means a Demand Registration or Piggyback Registration.

“Registration Expenses” means all expenses incident to Activision’s performance of its obligations in respect of any Registration of Registrable Securities pursuant to this Agreement, including but not limited to all registration, filing and NASD fees, fees of any stock exchange upon which the Registrable Securities are listed, all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, the fees and disbursements of counsel for Activision and of its independent public accountants, including the expenses of any special audits or “comfort” letters required by or incident to such performance and compliance, premiums and other costs of policies of insurance obtained by Activision against liabilities arising out of the public offering of Registrable Securities being registered; provided, however, that notwithstanding the foregoing Registration Expenses shall not include any fees and disbursements of counsel retained by Management Stockholder, underwriters, selling brokers or similar professionals or any transfer taxes or underwriting discounts, fees or commissions relating to the sale of the Registrable Securities.

“Registration Statement” means a registration statement filed by Activision with the Commission under the Securities Act pursuant to the provisions of Section 6.1 or 6.2 hereof, including the Prospectus contained therein, any amendments and supplements to such registration statement, including post-effective amendments, and all exhibits and all material incorporated by reference in such registration statement.

“Securities Act” means the Securities Act of 1933, as amended.

“Shares” shall mean (i) all issued and outstanding shares of Activision Common Stock owned of record or beneficially by Management Stockholder as of the date of this Agreement; and (ii) all additional shares of Activision Common Stock that Management Stockholder purchases or otherwise acquires beneficial ownership of (including pursuant to the exercise of any options or other securities) during the period from the date of this Agreement through the termination of this Agreement pursuant to Section 12.

“Subject Securities” shall mean (i) those securities set forth on Schedule 1 hereto; and (ii) all additional securities of Activision (including all additional Shares and all additional options, warrants and other rights to acquire Shares) that Management Stockholder purchases or otherwise acquires beneficial ownership of during the period from the date of this Agreement through the termination of this Agreement pursuant to Section 12.

“Transfer” shall mean, with respect to any Subject Security, any direct or indirect (i) offer, sale, contract to sell, sale of option or contract to purchase, purchase of any option or contract to sell, grant of any option, right or warrant to purchase, loan, redemption, tender, cash-out or other transfer or disposition, (ii) pledge, grant of lien, preemptive right, security interest, claim, charge or other encumbrance, or (iii) entering into any agreement or commitment providing for any of the foregoing.

“Unrestricted Security” means any Registrable Security that (i) has been offered and sold pursuant to a registration statement that has become effective under the Securities Act, (ii) has been transferred in compliance with Rule 144 under the Securities Act (or any successor provision thereto) under circumstances after which such Registrable Securities became freely transferable without registration under the Securities Act and any legend relating to transfer restrictions under the Securities Act has been removed or (iii) is transferable pursuant to paragraph (k) of Rule 144 (or any successor provision thereto).

“Voting Shares” shall mean all issued and outstanding Shares owned of record or beneficially by Management Stockholder or over which Management Stockholder exercises voting power, in each case, as of the record date for persons entitled (i) to receive notice of, and to vote at, the special meeting of the stockholders of Activision called for the purpose of voting on the matters referred to in Section 3, or (ii) to take action by written consent of the stockholders of Activision with respect to the matters referred to in Section 3. Management Stockholder agrees that any shares of capital stock of Activision that Management Stockholder purchases or over which Management Stockholder exercises voting power during the period from the date of this Agreement through the earlier of the Closing Date and the date of termination of this Agreement pursuant to Section 11 shall be subject to the terms and conditions of this Agreement to the same extent as if they constituted Voting Shares on the date hereof.

(b)           For purposes of this Agreement, capitalized terms used and not defined herein shall have the respective meanings ascribed to them in the Combination Agreement.

2. Representations of Management Stockholder.

(a)           Management Stockholder hereby represents and warrants to Vivendi as follows:

(i)            Management Stockholder is the record and beneficial owner (for purposes of this Agreement, such term shall have the meaning set forth in Rule 13d-3 under the Exchange Act and the rules and regulations promulgated thereunder, but without regard to any conditions (including the passage of time) to the acquisition of such shares) of, and has good and valid and marketable title to, the Current Shares.

(ii)           As of the date hereof, Management Stockholder is not the record or beneficial owner of any shares of Activision Common Stock or other voting securities of Activision, other than the Current Shares, and, except as set forth on Schedule 1 attached hereto, Management Stockholder holds no options to purchase or rights to subscribe for or otherwise acquire any securities of Activision, including without limitation any options, warrants, convertible securities or other securities, calls, commitments, conversion privileges, preemptive rights, rights of first refusal, rights of first offer or other rights or agreements outstanding to purchase or otherwise acquire (whether directly or indirectly) any shares of Activision Common Stock or any securities convertible into or exchangeable for any shares of Activision Common Stock or obligating Activision to grant, issue, extend or enter into any such option, warrant, convertible security or other security, call, commitment, conversion privilege, preemptive right, right of first refusal, right of first offer or other right or agreement, and has no other interest in or voting rights with respect to any such securities of Activision.

(iii)          Management Stockholder has all requisite power and authority necessary to execute and deliver this Agreement and to consummate the transactions contemplated hereby.

(iv)          This Agreement has been duly executed and delivered by Management Stockholder and, assuming due execution and delivery of this Agreement by Vivendi, constitutes a valid and binding agreement of Management Stockholder, enforceable against Management Stockholder in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and similar Laws of general applicability relating to or affecting creditors’ rights and to general equity principles (regardless of whether such enforcement is considered in a proceeding at law or in equity).

(v)          Other than as required or permitted by this Agreement, the Current Shares and other Subject Securities listed on Schedule 1 hereto are now and shall at all times during this Agreement be owned as set forth on Schedule 1, free and clear of all pledges, liens, proxies, claims, charges, security interests, preemptive rights, voting trusts, voting agreements, options, rights of first offer or refusal and any other encumbrances or arrangements whatsoever with respect to the ownership, transfer or voting of the Subject Securities in any such case that would, individually or in the aggregate, reasonably be expected to materially impair the ability of Management Stockholder to perform his obligations under this Agreement or prevent or delay the consummation of any of the transactions contemplated by this Agreement, and there are no outstanding options, warrants or rights to purchase or acquire, or agreements or arrangements relating to the voting of, any of the Subject Securities other than this Agreement.

(vi)         The execution and delivery of this Agreement by Management Stockholder and the performance by Management Stockholder of its obligations hereunder will not (including with or without due notice or lapse of time or both):

(1)           require any consent, approval, order, authorization or permit of, or registration or filing with or notification to, any Governmental Entity or other party, except for the filing with the SEC of any Schedules 13D or 13G or amendments to Schedules 13D or 13G and filings under Section 16 of the Exchange Act, as may be required in connection with this Agreement and the transactions contemplated hereby;

(2)           result in any violation or the breach of, or constitute a default under, or give rise to any right of termination, cancellation or acceleration or any payments under, or result in a loss of a benefit or in the creation or imposition of a lien under, any of the terms, conditions or provisions of any note, lease, mortgage, indenture, license, agreement or other instrument or obligation to which Management Stockholder is a party or by which Management Stockholder or any of his assets is bound that would, individually or in the aggregate, reasonably be expected to materially impair the ability of Management Stockholder to perform his obligations under this Agreement or prevent or delay the consummation of any of the transactions contemplated by this Agreement; or

(3)           violate the provisions of any order, writ, injunction, judgment, decree, statute, rule or regulation applicable to Management Stockholder in such a manner as would, individually or in the aggregate, reasonably be expected to materially impair the ability of Management Stockholder to perform his obligations under this Agreement or prevent or delay the consummation of any of the transactions contemplated by this Agreement.

(vii)         Management Stockholder understands and acknowledges that Vivendi is entering into the Combination Agreement in reliance upon Management Stockholder’s execution, delivery and performance of this Agreement.

(b)           Except where expressly stated to be given as of the date hereof only, the representations and warranties contained in this Agreement shall be made as of the date hereof and as of each date from the date hereof through and including the date of termination of this Agreement.

3. Agreement to Vote Shares. During the period commencing on the date hereof and continuing until the earlier to occur of the Closing and the termination of this Agreement in accordance with its terms, Management Stockholder agrees to: (i) appear (in person or by proxy) at any annual or special meeting of the stockholders of Activision for the purpose of obtaining a quorum; and (ii) vote (or, if requested, execute proxies with respect to), or execute a written consent or consents if stockholders of Activision are requested to vote their shares through the execution of an action by written consent in lieu of any such annual or special meeting of stockholders of Activision, all Voting Shares: (a) in favor of approval of the Combination Agreement and the transactions contemplated thereby at every meeting (or in connection with any action by written consent) of the stockholders of Activision at which such matters are considered and at every adjournment or postponement thereof; (b) against (1) any action, proposal, transaction or agreement which would reasonably be expected to result in a breach of any covenant, representation or warranty or any other obligation or agreement of Activision under the Combination Agreement or of Management Stockholder under this Agreement and (2) any Activision Acquisition Proposal. Notwithstanding the foregoing, Management Stockholder shall remain free to vote (or execute consents or proxies with respect to) the Voting Shares with respect to any matter not covered by this Section 3 in any manner he deems appropriate; provided, that such vote (or execution of consents or proxies with respect thereto) would not reasonably be expected to interfere with, delay, discourage, adversely affect or inhibit the timely consummation of the transactions contemplated by the Combination Agreement.

4. Representations of Vivendi. Vivendi hereby represents and warrants to Management Stockholder that:

(a)           Vivendi is a corporation duly organized, validly existing and in good standing under the laws of France and has all requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby.

(b)           The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all requisite corporate action and no other corporate proceedings on the part of Vivendi are necessary to authorize this Agreement or the consummation of the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Vivendi and is a valid and binding agreement of Vivendi enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and similar Laws of general applicability relating to or affecting creditors’ rights and to general equity principles (regardless of whether such enforcement is considered in a proceeding at law or in equity).

(c)           The execution, delivery and performance by Vivendi of this Agreement and the consummation by Vivendi of the transactions contemplated hereby do not and shall not (including with notice or lapse of time or both):

(i)            contravene or conflict with the certificate of incorporation or the bylaws (or similar organizational documents) of Vivendi;

(ii)           require any consent, approval, order, authorization or permit of, or registration or filing with or notification to, any Governmental Entity or other party;

(iii)          result in any violation or the breach of, or constitute a default under, or give rise to any right of termination, cancellation or acceleration or any payments under, or result in a loss of a benefit or in the creation or imposition of a lien under, any of the terms, conditions or provisions of any note, lease, mortgage, indenture, license, agreement or other instrument or obligation to which Vivendi is a party or by which Vivendi or any of its assets may be bound that would, individually or in the aggregate, reasonably be expected to materially impair the ability of Vivendi to perform its obligations under this Agreement or prevent or delay the consummation of any of the transactions contemplated by this Agreement; or

(iv)          violate the provisions of any order, writ, injunction, judgment, decree, statute, rule or regulation applicable to Vivendi in such a manner as would, individually or in the aggregate, reasonably be expected to materially impair the ability of Vivendi to perform its obligations under this Agreement or prevent or delay the consummation of any of the transactions contemplated by this Agreement.

5. Restrictions on Transfer.

(a)           Subject to the terms of this Agreement, for a period beginning on the date hereof and continuing until the earlier of the Closing and the termination of this Agreement in accordance with its terms (the “Voting Period”), Management Stockholder agrees that, without the prior written consent of Vivendi, he shall not: (i) Transfer any Subject Securities or Management Stockholder’s voting or economic interest therein, (ii) grant any proxies, options or rights of first offer or refusal with respect to any of the Subject Securities, or (iii) enter into any voting agreement, voting trust or other voting arrangement with respect to any of the Subject Securities.

(b)           Subject to the terms of this Agreement, for a period beginning on the Closing Date and continuing until the date which is 120 days after the Closing Date (the “Lock-Up Period”), Management Stockholder agrees that, without the prior written consent of Vivendi, he shall not: (i) Transfer (including pursuant to the Tender Offer) any Subject Security or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Subject Security, whether any such transaction described in clause (i) or (ii) of this Section 5(b) is to be settled by delivery of Activision Common Stock or such other securities, in cash or otherwise.

(c)           Notwithstanding the foregoing, the provisions of Sections 5(a) and (b) shall not apply to Transfers of Subject Securities by gift, will or intestacy, including, without limitation,

transfers by gift, will or intestacy to family members of Management Stockholder or to a settlement or trust established under the laws of any country (a “Permitted Transfer”); provided, that in the event of any Permitted Transfer, the transferee shall enter into an agreement substantially in the form hereof (or a joinder hereto in a form reasonably satisfactory to Vivendi) and agrees to be bound by its terms; provided, however, that notwithstanding such Transfer, Management Stockholder shall continue to be liable for any breach by such transferee of its agreements and covenants hereunder or thereunder. Management Stockholder also agrees and consents to the entry of stop transfer instructions with Activision’s transfer agent and registrar against the transfer of the undersigned’s Subject Securities except in compliance with the terms hereof.

(d)           Notwithstanding the foregoing, Vivendi and Management Stockholder agree that, during the Lock-Up Period, Management Stockholder may, without the prior written consent of Vivendi, sell Subject Securities during the Lock-Up Period as follows:

(i)            Management Stockholder may Transfer (including pursuant to the Tender Offer) up to 33-1/3% of the Current Shares; and

(ii)           Management Stockholder may Transfer (including pursuant to the Tender Offer) up to 33-1/3% of the Subject Securities (other than the Current Shares) that are owned by Management Stockholder on the Closing Date (which percentage shall be calculated based on the number of Shares issuable upon exercise or otherwise underlying or in respect of such Subject Securities).

6. Registration Rights.

6.1. Demand Registration.

(a)           Following the Lock-Up Period, Management Stockholder shall have the right, subject to the terms of this Agreement, to require Activision to register for offer and sale under the Securities Act all or a portion of the Registrable Securities then owned by Management Stockholder subject to the requirements and limitations in this Section 6.1. In order to exercise such right, Management Stockholder must give written notice to Activision (a “Demand Notice”) requesting that Activision register under the Securities Act the offer and sale of Registrable Securities (i) having a market value on the date the Demand Notice is received (the “Demand Date”) of at least $50 million based on the then prevailing market price, or (ii) representing all of the Registrable Securities then held by Management Stockholder. Upon receipt of the Demand Notice, Activision shall (i) promptly notify such other Persons as may be entitled to participate in such sale of the receipt of such Demand Notice, (ii) prepare and file with the Commission as soon as practicable and in no event later than 90 days after the Demand Date a Demand Registration Statement relating to the offer and sale of the Applicable Securities on any available form agreed to by the Management Stockholder and Activision for which Activision then qualifies (which may include a “shelf” Registration Statement under Rule 415 promulgated under the Securities Act solely for use in connection with delayed underwritten offerings under Rule 415 promulgated under the Securities Act) and (iii) use reasonable efforts to cause such Demand Registration Statement to be declared effective under the Securities Act as promptly as practicable. Activision shall use reasonable efforts to have each Demand Registration Statement remain effective until the earlier of (i) one year (in the case of a shelf Demand Registration Statement) or 60 days (in the case of any other Demand Registration Statement) from the Effective Time of such Registration Statement and (ii) such time as all of the Applicable Securities have been disposed of by the Electing Holders.

(b)           Activision shall have the right to postpone (or, if necessary or advisable, withdraw) the filing, or to delay the effectiveness, of a Registration Statement or offers and sales of Applicable Securities registered under a shelf Demand Registration Statement if a majority of the Independent Directors (as defined in Activision’s bylaws) of Activision determines in good faith that the sale of Registrable Securities covered by such Registration Statement (i) would interfere with any pending financing, acquisition, corporate reorganization or other corporate transaction involving Activision or any of its Subsidiaries, (ii) would require disclosure of any event or condition that such directors determine would be disadvantageous for Activision to disclose and which Activision is not otherwise required to disclose at such time, or (iii) would otherwise be materially detrimental to Activision and its Subsidiaries, taken as a whole, and furnishes to the Electing Holders a copy of a resolution of such Independent Directors setting forth such determination; provided, however, that no single postponement shall exceed 120 days in the aggregate. Activision shall advise the Electing Holders of any such determination as promptly as practicable.

(c)           Notwithstanding anything in this Section 6.1, Activision shall not be obligated to take any action under this Section 6.1:

(i)            with respect to more than two (2) Demand Registration Statements relating to underwritten offerings which have become effective and which covered all the Registrable Securities requesting to be included therein; or

(ii)           with respect to more than two (2) Demand Registration Statements which have become and remained effective as required by this Agreement in a twenty-four month period.

(d)           Activision may include in any registration requested pursuant to Section 6.1(a) hereof other securities for sale for its own account or for the account of another Person, subject to the following sentence. In connection with an underwritten offering, if the managing underwriter advises Activision and the Electing Holders that in its good faith view the number of securities requested to be registered exceeds the maximum number which can be sold in such offering without materially adversely affecting the pricing, timing or likely success of the offering (with respect to any offering, the “Maximum Number”), Activision shall include such Maximum Number in such Registration Statement as follows: (i) first, the Applicable Securities requested to be registered by Management Stockholder, (ii) second, the Applicable Securities requested to be included by any other Electing Holders, if any, (iii) third, any securities proposed to be included by Activision and (iv) fourth, any other securities requested to be included in such Registration Statement. For purposes of this Agreement, an “underwritten offering”

shall be an offering pursuant to which securities are sold to a broker-dealer or other financial institution or group thereof for resale by them to investors.

(e)           Management Stockholder shall have the right to withdraw his Demand Notice (in which case such Demand Notice shall be deemed never to have been given for purposes of Section 6.1(a) or Section 6.1(c)) (i) at any time prior to the time the Demand Registration Statement has been declared or becomes effective if Management Stockholder reimburses Activision for the reasonable out-of-pocket expenses incurred by it prior to such withdrawal in effecting such Registration, (ii) upon the issuance by the Commission or any court or other governmental agency or authority of a stop order, injunction or other order which prohibits or interferes with such Registration, (iii) if the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied other than as a result of default by Management Stockholder, or (iv) if Activision exercises any of its rights under Section 6.1(b) of this Agreement. If Management Stockholder withdraws a Demand Notice pursuant to this Section 6.1(e) and Activision nevertheless decides to continue with the Registration as to securities other than the Applicable Securities, then Management Stockholder shall be entitled to participate in such Registration pursuant to Section 6.2 hereof, but in such case the Intended Offering Notice must be given to Management Stockholder at least 10 business days prior to the anticipated filing date of the Registration Statement and Management Stockholder shall be required to give the Piggyback Notice no later than five (5) business days after Activision’s delivery of such Intended Offering Notice.

(f)            If any Registration pursuant to this Section 6.1 shall relate to an underwritten offering, Management Stockholder and Activision shall select a joint lead managing underwriter reasonably acceptable to the other party, which consent shall not be unreasonably withheld, conditioned or delayed, and the right of any other stockholder to participate therein shall be conditioned upon such stockholder’s participation in the underwriting agreements and arrangements required by this Agreement.

6.2. Piggyback Registrations.

(a)           Following the Lock-Up Period, if at any time Activision intends to file on its behalf or on behalf of any holder of its securities a Registration Statement under the Securities Act in connection with a public offering of any securities of Activision (other than a registration statement on Form S-8 or Form S-4 or their successor forms), then Activision shall give written notice of such intention (an “Intended Offering Notice”) to Management Stockholder at least 10 business days prior to the date such Registration Statement is filed. Such Intended Offering Notice shall offer to include in such Registration Statement for offer to the public the number or amount of Registrable Securities as Management Stockholder may request, subject to the conditions set forth herein, and shall specify, to the extent then known, the number and class of securities proposed to be registered, the proposed date of filing of such Registration Statement, any proposed means of distribution of such securities, and any proposed managing underwriter or underwriters of such securities. If Management Stockholder elects to have his Registrable Securities offered and sold pursuant to such Registration Statement, he shall so advise Activision in writing (such written notice from Management Stockholder being a “Piggyback Notice”) not later than seven (7) business days after the date on which Management Stockholder received the Intended Offering Notice, setting forth the number of Registrable Securities that Management Stockholder desires to have offered and sold pursuant to such Registration Statement. Upon the request of Activision, Management Stockholder shall enter into such underwriting, custody and other agreements as shall be customary in connection with registered secondary offerings or necessary or appropriate in connection with the offering. Management Stockholder shall be permitted to withdraw all or part of his Applicable Securities from any Registration pursuant to this Section 6.2 at any time prior to the sale thereof (or, if applicable, the entry into a binding agreement for such sale). If any Registration pursuant to this Section 6.2 shall relate to an underwritten offering, the right of Management Stockholder to participate therein shall be conditioned upon Management Stockholder’s participation in the underwriting agreements and arrangements required by this Agreement.

(b)           In connection with an underwritten offering, if the managing underwriter or underwriters advise Activision that in its or their good faith view the number of securities proposed to be registered exceeds the Maximum Number with respect to such offering, Activision shall include in such Registration such Maximum Number as follows: (i) first, the securities that Activision proposes to sell, and (ii) second, the Applicable Securities requested to be included in such Registration pro rata among such other holders of securities of Activision who have requested that their securities be included in such Registration Statement and who hold contractual registration rights with respect to such securities, based on the respective amount of Applicable Securities owned by them.

(c)           The rights of Management Stockholder pursuant to Section 6.1 hereof and this Section 6.2 are cumulative, and the exercise of rights under one such Section shall not exclude the subsequent exercise of rights under the other such Section (except to the extent expressly provided otherwise herein). Notwithstanding anything herein to the contrary, Activision may abandon and/or withdraw any registration as to which rights under Section 6.2 may exist (or have been exercised) at any time and for any reason without liability hereunder. In such event, Activision shall notify Management Stockholder. No Registration of Registrable Securities effected pursuant to a request under this Section 6.2 shall be deemed to be, or shall relieve Activision of its obligation to effect, a Registration upon request under Section 6.1 hereof. Activision may enter into other registration rights agreements; provided, however, that the rights and benefits of a holder of securities of Activision with respect to registration of such securities as contained in any such other agreement shall not be inconsistent with, or adversely affect, the rights and benefits of holders of Registrable Securities as contained in this Agreement.

6.3. Registration Procedures. In connection with a Registration Statement, the following provisions shall apply:

(a)           Management Stockholder shall in a timely manner (i) deliver to Activision and its counsel a duly completed copy of any form of notice and questionnaire reasonably requested by Activision and (ii) provide Activision and its counsel with such other information as to himself as may be reasonably requested by Activision in connection with Activision’s obligations under federal and state securities laws.

(b)           Activision shall furnish to Management Stockholder, prior to the Effective Time, a copy of the Registration Statement initially filed with the Commission, and shall furnish to Management Stockholder copies of each amendment thereto and each amendment or supplement, if any, to the Prospectus included therein.

(c)           Activision shall promptly take such action as may be reasonably necessary so that (i) each of the Registration Statement and any amendment thereto and the Prospectus forming part thereof and any amendment or supplement thereto (and each report or other document incorporated therein by reference in each case), when it becomes effective, complies in all material respects with the Securities Act and the Exchange Act and the respective rules and regulations thereunder, (ii) each of the Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) each of the Prospectus forming part of the Registration Statement, and any amendment or supplement to such Prospectus, does not at any time during the period during which Activision is required to keep a Registration Statement continuously effective under Section 6.1(a) (other than any period during which it is entitled and elects to postpone offers and sales under Section 6.1(b) (each, a “Postponement Period”)) include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(d)           Activision shall, promptly upon learning thereof, advise Management Stockholder, and shall confirm such advice in writing if so requested by any Management Stockholder:

(i)            when the Registration Statement and any amendment thereto has been filed with the Commission and when the Registration Statement or any post-effective amendment thereto has become effective;

(ii)           of any request by the Commission for amendments or supplements to the Registration Statement or the Prospectus included therein or for additional information;

(iii)          of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for such purpose;

(iv)          of the receipt by Activision of any notification with respect to the suspension of the qualification of the securities included in the Registration Statement for sale in any jurisdiction or the initiation of any proceeding for such purpose;

(v)           following the effectiveness of any Registration Statement, of the happening of any event or the existence of any state of facts that requires the making of any changes in the Registration Statement or the Prospectus included therein so that, as of such date, such Registration Statement and Prospectus do not contain an untrue statement of a material fact and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading (which advice shall be accompanied by an instruction to Management Stockholder to suspend the use of the Prospectus until the requisite changes have been made which instruction Management Stockholder agrees to follow); and

(vi)          if at any time any of the representations and warranties of Activision contemplated by paragraph (l) below cease to be true and correct or will not be true and correct as of the closing date for the offering.

(e)           Activision shall use its commercially reasonable efforts to prevent the issuance, and if issued to obtain the withdrawal, of any order suspending the effectiveness of the Registration Statement at the earliest possible time.

(f)            Activision shall furnish to Management Stockholder, without charge, at least one copy of the Registration Statement and all post-effective amendments thereto, including financial statements and schedules, and, if Management Stockholder so requests in writing, all reports, other documents and exhibits that are filed with or incorporated by reference in the Registration Statement.

(g)           Activision shall, during the period during which Activision is required to keep a Registration Statement continuously effective under Section 6.1(a) or elects to keep effective under Section 6.2(a), deliver to Management Stockholder and any managing underwriter or agent, without charge, as many copies of the Prospectus (including each preliminary Prospectus) included in the Registration Statement and any amendment or supplement thereto and other documents as they may reasonably request to facilitate the distribution of the Registrable Securities; and Activision consents (except during the continuance of any event described in Section 6.3(d)(v) hereof) to the use of the Prospectus, with any amendment or supplement thereto, by Management Stockholder and any managing underwriter or agent in connection with the offering and sale of the Applicable Securities covered by the Prospectus and any amendment or supplement thereto during such period.

(h)           Prior to any offering of Applicable Securities pursuant to the Registration Statement, Activision shall (i) use reasonable efforts to cooperate with Management Stockholder and his counsel in connection with the registration or qualification of such Applicable Securities for offer and sale under any applicable securities or “blue sky” laws of such jurisdictions within the United States as Management Stockholder may reasonably request, (ii) use reasonable efforts to keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers and sales in such jurisdictions for the period during which Activision is required to keep a Registration Statement continuously effective under Section 6.1(a) or elects to keep effective under Section 6.2(a) and (iii) take any and all other actions reasonably requested by Management Stockholder which are necessary or advisable to enable the disposition in such jurisdictions of such Applicable Securities; provided, however, that nothing contained in this Section 6.3(h) shall require Activision to (A) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this Section 6.3(h) or (B) take any action which would subject it to general service of process or taxation in any such jurisdiction if it is not then so subject.

(i)            Activision shall, if requested by Management Stockholder, use commercially reasonable efforts to cause all such Applicable Securities to be sold pursuant to the Registration Statement to be listed on any securities exchange or automated quotation service on which securities of Activision are listed or quoted.

(j)            Activision shall cooperate with Management Stockholder to facilitate the timely preparation and delivery of certificates representing Applicable Securities to be sold pursuant to the Registration Statement, which certificates shall comply with the requirements of any securities exchange or automated quotation service on which any securities of Activision are listed and quoted, and which certificates shall be free of any restrictive legends and in such permitted denominations and registered in such names as Management Stockholder or any managing underwriter or agent may request in connection with the sale of Applicable Securities pursuant to the Registration Statement.

(k)           Upon the occurrence of any fact or event contemplated by Section 6.3(d)(v) hereof, Activision shall promptly prepare a post-effective amendment or supplement to the Registration Statement or the Prospectus, or any document incorporated therein by reference, or file any other required document so that, after such amendment or supplement, such Registration Statement and Prospectus do not contain an untrue statement of a material fact and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading; provided, however, that Activision shall not be required to take any such action during a Postponement Period (but it shall promptly thereafter). In the event that Activision notifies Management Stockholder of the occurrence of any fact or event contemplated by Section 6.3(d)(v) hereof, Management Stockholder agrees, as a condition of the inclusion of any of Management Stockholder’s Applicable Securities in the Registration Statement, to suspend the use of the Prospectus until the requisite changes to the Prospectus have been made.

(l)            Activision shall, together with Management Stockholder, enter into such customary agreements (including an underwriting agreement in customary form in the event of an underwritten offering) and take all other reasonable and appropriate action in order to expedite and facilitate the registration and disposition of the Registrable Securities, and in connection therewith, if an underwriting agreement is entered into, cause the same to contain indemnification provisions and procedures substantially similar to those set forth in Section 6.5 hereof with respect to all parties to be indemnified pursuant to Section 6.5 hereof. In addition, in such agreements, Activision will make such representations and warranties to Management Stockholder and the underwriters or agents, if any, in form, substance and scope as are customarily made by issuers in primary equity offerings. Management Stockholder shall be party to such agreements and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, Activision to and for the benefit of such underwriters shall also be made to and for the benefit of Management Stockholder to the extent applicable. Management Stockholder shall not be required to make any representations or warranties to or agreements with Activision or the underwriters or agents other than representations, warranties or agreements relating to Management Stockholder, his Registrable Securities (including ownership and title) and his intended method of distribution or any other representations required by law or reasonably requested by the underwriters.

(m)          If requested by the managing underwriter in any underwritten offering, Activision and Management Stockholder will agree to such limitations on sale, transfer, short sale, hedging, option, swap and other transactions relating to any securities of Activision or convertible or exchangeable for securities of Activision (including any sales under Rule 144 of the Securities Act), and public announcements relating to the foregoing as are then customary in underwriting agreements for registered underwritten offerings; provided, however, that such limitations shall not continue beyond the 90th day after the effective date of the Registration Statement in question or, if later, the commencement of the public distribution of securities to the extent timely notified in writing by the managing underwriters.

(n)           Activision shall use commercially reasonable efforts to:

(i)            (A) make reasonably available for inspection by Management Stockholder, any underwriter participating in any disposition pursuant to the Registration Statement, and any attorney, accountant or other professional retained by Management Stockholder or any such underwriter all relevant financial and other records, pertinent corporate documents and properties of Activision and its subsidiaries, and (B) cause Activision’s officers, directors and employees to participate in road shows or other customary marketing activities and to supply all information reasonably requested by Management Stockholder or any such underwriter, attorney, accountant or professional in connection with the Registration Statement as is customary for similar due diligence examinations; provided, however, that all records, information and documents that are designated by Activision, in good faith, as confidential shall be kept confidential by Management Stockholder and any such underwriter, attorney, accountant or agent, unless such disclosure is required in connection with a court proceeding after such advance notice to Activision (to the extent practicable in the circumstances) so as to permit Activision to contest the same, or required by law, or such records, information or documents become available to the public generally or through a third party without an accompanying obligation of confidentiality; and provided, further that, the foregoing inspection and information gathering shall, to the greatest extent possible, be coordinated on behalf of Management Stockholder and the other parties entitled thereto by one counsel designated by and on behalf of Management Stockholder and such other parties;

(ii)           in connection with any underwritten offering, obtain opinions of counsel to Activision (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the underwriters) addressed to the underwriters, covering the matters customarily covered in opinions requested in secondary underwritten offerings of equity securities, to the extent reasonably required by the applicable underwriting agreement;

(iii)          in connection with any underwritten offering, obtain “cold comfort” letters and updates thereof from the independent public accountants of Activision (and, if necessary, from the independent public accountants of any Subsidiary of Activision or of any business acquired by Activision for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to Management Stockholder (if Management Stockholder has provided such letter, representations or documentation, if any, required for such cold comfort letter to be so addressed) and the underwriters, in customary form and covering matters of the type customarily covered in “cold comfort” letters in connection with secondary underwritten offerings of equity securities;

(iv)          in connection with any underwritten offering, deliver such documents and certificates as may be reasonably requested by Management Stockholder and the underwriters, if any, including, without limitation, certificates to evidence compliance with any conditions contained in the underwriting agreement or other agreements entered into by Activision; and

(v)           use its best efforts to comply with all applicable rules and regulations of the Commission and make generally available to its security holders, as soon as reasonably practicable (but not more than fifteen months) after the effective date of the Registration Statement, an earnings statement satisfying the provisions of Section 11(a) of the Securities Act and the rules and regulations promulgated thereunder.

(o)           Not later than the effective date of the applicable Registration Statement, Activision shall provide a CUSIP number for all Registrable Securities and provide the applicable transfer agent with printed certificates for the Registrable Securities which are in a form eligible for deposit with The Depository Trust Company.

(p)           Activision shall cooperate with Management Stockholder and each underwriter or agent participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the NASD.

(q)           As promptly as practicable after filing with the Commission of any document which is incorporated by reference into the Registration Statement or the Prospectus, Activision shall provide copies of such document to counsel for Management Stockholder and to the managing underwriters and agents, if any.

(r)            Activision shall provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such Registration Statement from and after a date not later than the effective date of such Registration Statement.

(s)           Activision shall use reasonable best efforts to take all other steps necessary to effect the timely registration, offering and sale of the Applicable Securities covered by the Registration Statements contemplated hereby.

6.4. Registration Expenses. Activision shall bear all of the Registration Expenses and all other expenses incurred by it in connection with the performance of its obligations under this Agreement. Management Stockholder shall bear all other expenses relating to any Registration or sale in which Management Stockholder participates, including without limitation the fees and expenses of counsel and any applicable underwriting discounts, fees or commissions.

6.5. Indemnification and Contribution.

(a)           Upon the Registration of Applicable Securities pursuant to Section 6.1 or Section 6.2 hereof, Activision shall indemnify and hold harmless Management Stockholder and each underwriter, selling agent or other securities professional, if any, which facilitates the disposition of Applicable Securities, and each of their respective officers and directors and each person who controls such underwriter, selling agent or other securities professional within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each such Person, an “Indemnified Person”) against any losses, claims, damages or liabilities, joint or several, to which such Indemnified Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Applicable Securities are to be registered under the Securities Act, or any Prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and Activision hereby agrees to reimburse such Indemnified Person for any reasonable and documented legal or other expenses reasonably incurred by them in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that Activision shall not be liable to any such Indemnified Person in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement or Prospectus, or amendment or supplement, in reliance upon and in conformity with written information furnished to Activision by such Indemnified Person or its agent expressly for use therein; and provided, further, that Activision shall not be liable to the extent that any loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon the use of any Prospectus after such time as Activision has advised Management Stockholder in writing that a post-effective amendment or supplement thereto is required, except such Prospectus as so amended or supplemented.

(b)           Management Stockholder agrees, as a consequence of the inclusion of any of his Applicable Securities in such Registration Statement, and shall cause each underwriter, selling agent or other securities professional, if any, which facilitates the disposition of Applicable Securities to agree, as a consequence of facilitating such disposition of Applicable Securities, severally and not jointly, to indemnify and hold harmless Activision, its directors and officers and each person, if any, who controls Activision within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities to which Activision or such other persons may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in such Registration Statement or Prospectus, or any amendment or supplement, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to Activision by Management Stockholder, underwriter, selling agent or other securities professional, as applicable, expressly for use therein; provided, however, that notwithstanding anything herein to the contrary the maximum aggregate amount that Management Stockholder shall be required to pay pursuant to this Section 6.5 in respect of any Registration shall be the net proceeds received by Management Stockholder from sales of Registrable Securities pursuant to such Registration.

(c)           Promptly after receipt by any Person entitled to indemnity under Section 6.5(a) or (b) hereof (an “Indemnitee”) of any notice of the commencement of any action or claim, such Indemnitee shall, if a claim in respect thereof is to be made against any other person under this Section 6.5 (an “Indemnitor”), notify such Indemnitor in writing of the commencement thereof, but the omission so to notify the Indemnitor shall not relieve it from any liability which it may have to any Indemnitee except to the extent the Indemnitor is actually prejudiced thereby. In case any such action shall be brought against any Indemnitee and it shall notify an Indemnitor of the commencement thereof, such Indemnitor shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other Indemnitor similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such Indemnitee (which shall not be counsel to the Indemnitor without the consent of the Indemnitee, such consent not to be unreasonably withheld, conditioned or delayed). After notice from the Indemnitor to such Indemnitee of its election so to assume the defense thereof, such Indemnitor shall not be liable to such Indemnitee under this Section 6.5 or otherwise for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such Indemnitee, in connection with the defense thereof (other than reasonable costs of investigation) unless the Indemnitee shall have been advised by counsel that representation of the Indemnitee by counsel provided by the Indemnitor would be inappropriate due to actual or potential conflicting interests between the Indemnitee and the Indemnitor, including situations in which there are one or more legal defenses available to the Indemnitee that are different from or additional to those available to Indemnitor; provided, however, that the Indemnitor shall not, in connection with any one such action or separate but substantially similar actions arising out of the same general allegations, be liable for the fees and expenses of more than one separate counsel at any time for all Indemnitees, except to the extent that local counsel, in addition to their regular counsel, is required in order to effectively defend against such action. No Indemnitor shall, without the written consent of the Indemnitee, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the Indemnitee is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the Indemnitee from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any Indemnitee. No indemnification shall be available in respect of any settlement of any action or claim effected by an Indemnitee without the prior written consent of the Indemnitor, which consent shall not be unreasonably withheld, conditioned or delayed.

(d)           If the indemnification provided for in this Section 6.5 is unavailable or insufficient to hold harmless an Indemnitee under Section 6.5(a) or Section 6.5(b) hereof in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each Indemnitor shall contribute to the amount paid or payable by such Indemnitee as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Indemnitor and the Indemnitee in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault of such Indemnitor and Indemnitee shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such Indemnitor or by such Indemnitee, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6.5(d) were determined solely by pro rata allocation (even if Management Stockholder or any underwriters, selling agents or other securities professionals or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take account of the considerations referred to in this Section 6.5(d). The amount paid or payable by an Indemnitee as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such Indemnitee in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of Management Stockholder and any underwriters, selling agents or other securities professionals in this Section 6.5(d) to contribute shall be several in proportion to the percentage of Applicable Securities registered or underwritten, as the case may be, by them and not joint.

7. Additional Covenant of Management Stockholder. Management Stockholder shall notify Vivendi of any development occurring after the date of this Agreement that causes, or that would reasonably be expected to cause, any breach of any of the representations and warranties set forth in Section 2 hereof.

8. Expenses. Except as otherwise expressly provided herein, each of the parties hereto shall bear and pay all costs and expenses incurred by them or on their behalf in connection with the transactions contemplated hereunder, including fees and expenses of their own financial consultants, investment bankers, accountants and counsel.

9. Fiduciary Duties. Nothing contained herein shall limit or affect any actions taken by Management Stockholder or any person or entity controlling or under the control of Management Stockholder of the types described in the Combination Agreement (including Sections 6.3 and 6.4 thereof) in response to a Activision Acquisition Proposal, to the extent that Activision is permitted to take such actions under the Combination Agreement and provided that Management Stockholder acts in accordance with any requirement set forth in the Combination Agreement, nor shall anything contained herein limit or affect any actions taken by Management Stockholder or any other person in his capacity as a director of Activision, and none of such actions taken in accordance with the provisions of this Section 9 or in accordance with the provisions of the Combination Agreement shall be deemed to constitute a breach of this Agreement.

10. Specific Performance. Each party hereto acknowledges that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance herewith or were otherwise breached. Accordingly, each party hereto agrees that injunctive relief or any other equitable remedy, in addition to remedies at law or in damages, is the appropriate remedy for any such breach and will not oppose the granting of such relief on the basis that the other party has an adequate remedy at law or in damages. Each party hereto agrees that it will not seek, and agrees to waive any requirement for, the securing or posting of a bond in connection with any other party’s seeking or obtaining such equitable relief.

11. Successors and Assigns. This Agreement shall be binding upon, inure to the benefit of, and be enforceable by the parties hereto and their respective successors, assigns, heirs and devises, as applicable. This Agreement shall not be assignable without the written consent of the other party hereto, except that Vivendi may assign, in its sole discretion, all or any of its rights, interests and obligations hereunder to any of its Affiliates.

12. Termination. This Agreement will terminate automatically, without any action on the part of any party hereto, on the earlier of (a) the termination of the Combination Agreement pursuant to its terms prior to the Closing; (b) at any time by mutual agreement between Vivendi and Management Stockholder; and (c) the date that is 120 days after the Closing Date; provided, however, the provisions of Section 6 of this Agreement shall survive until the earlier of (i) Management Stockholder’s Registrable Securities becoming transferable pursuant to paragraph (k) of Rule 144 (or any successor provision thereto) and (ii) the first occurrence of a Termination Event (as defined in the Amended and Restated Bylaws of Activision in effect after the consummation of the transactions contemplated by the Combination Agreement).

13. Entire Agreement. This Agreement (including the documents and the instruments referred to herein) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

14. Governing Law. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Delaware, without regard to the conflicts of laws provisions thereof.

15. Jurisdiction; Waiver of Venue. Each of the parties irrevocably agrees that any legal action or proceeding arising out of or related to this Agreement or for recognition and enforcement of any judgment in respect hereof brought by any other party hereto or its successors or assigns may be brought and determined in the Court of Chancery in and for New Castle County in the State of Delaware (or, if such court lacks jurisdiction, any appropriate state or federal court in New Castle County in the State of Delaware), and each of the parties hereby irrevocably submits to the exclusive jurisdiction of the aforesaid courts for itself and with respect to its property, generally and unconditionally, with regard to any such action or proceeding arising out of or relating to this Agreement and the transactions contemplated hereby (and agrees not to commence any action, suit or proceeding relating thereto except in such courts). Each of the parties agrees further to accept service of process in any manner permitted by such courts. Each of the parties hereby irrevocably and unconditionally waives, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any action or proceeding arising out of or related to this Agreement or the transactions contemplated hereby, (i) any claim that it is not personally subject to the jurisdiction of the above-named courts for any reason other than the failure lawfully to serve process, (ii) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise), (iii) to the fullest extent permitted by law, that (A) the suit, action or proceeding in any such court is brought in an inconvenient forum, (B) the venue of such suit, action or proceeding is improper or (C) this Agreement, or the subject matter hereof, may not be enforced in or by such courts and (iv) any right to a trial by jury.

16. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given or made by a party hereto only upon receipt by the receiving party at the following addresses (if mailed) or the following telecopy numbers (if delivered by facsimile), or at such other address or telecopy number for a party as shall be specified by like notice:

(a)           if to Vivendi, to

Vivendi S.A.

42, avenue de Friedland
75380 Paris cedex 08
Attention: Frédéric Crépin

Telecopy: + 33 1 71 71 11 43

with a copy (which shall not constitute notice) to:

Vivendi S.A.

800 Third Avenue, 5th Floor

New York, New York 10022

Attention: George E. Bushnell III, Esq.

Telecopy: (212) 572-7496

and:

Gibson, Dunn & Crutcher LLP

2029 Century Park East

Los Angeles, California 90067

Attention: Ruth Fisher, Esq.

Telecopy: (310) 551-8741

(b)           if to Activision, to

Activision, Inc.

3100 Ocean Park Boulevard

Santa Monica, California 90405

Attention: George L. Rose, Esq.

Telecopy: (310) 255-2152

with a copy (which shall not constitute notice) to:

Skadden, Arps, Slate, Meagher & Flom LLP

300 South Grand Avenue

Los Angeles, California 90071

Attention: Brian J. McCarthy, Esq.

Telecopy: (213) 687-5600

(c)           if to Management Stockholder, to

Mr. Brian G. Kelly
c/o Activision, Inc.

3100 Ocean Park Boulevard

Santa Monica, California 90405

with a copy (which shall not constitute notice) to:

Wachtell, Lipton, Rosen & Katz

51 West 52nd Street

New York, New York 10019

Attention: Michael J. Segal, Esq.

Telecopy: (212) 403-2000

17. Severability. This Agreement shall be deemed severable; the invalidity or unenforceability of any term or provision of this Agreement shall not affect the validity or enforceability of the balance of this Agreement or of any other term hereof, which shall remain in full force and effect. If any of the provisions hereof are determined to be invalid or unenforceable, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible.

18. Waiver. The parties hereto may, to the extent permitted by applicable Law, subject to Section 19 hereof, (a) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto or (b) waive compliance with any of the agreements or conditions contained herein. Any agreement on the part of a party hereto to any such waiver shall be valid only if set forth in a written instrument signed on behalf of such party. The failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of those rights.

19. Modification. No supplement, modification or amendment of this Agreement will be binding unless made in a written instrument that is signed by all of the parties hereto and that specifically refers to this Agreement.

20. Counterparts. This Agreement may be executed in counterparts, all of which shall be considered one and the same agreement and shall become effective when such counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

21. Headings. All Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first written above.

VIVENDI S.A.

By:	/s/ Jean-Bernard Lévy
	Name:	Jean-Bernard Lévy
	Title:	Chairman of the Board and CE:

ACTIVISION, INC.

By:	/s/ George Rose
	Name:	George Rose
	Title:	Senior Vice President and
General Counsel

/s/ Brian G. Kelly
Brian G. Kelly

[Signature Page to Voting and Lock-Up Agreement]

Schedule 1

Please see attached schedule.

Schedule 1 - 1